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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 2004


                          Discover Card Master Trust I
           -----------------------------------------------------------
               (Exact name of registrant as specified in charter)



   Delaware                      0-23108                       51-0020270
   --------                      -------                       ----------
  (State of                    (Commission                   (IRS Employer
Organization)                  File Number)                Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                            19720
------------------------------------------                      -----
(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable


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Item 5. Other Events

         Series 2000-5. On March 31, 2004, Discover Bank, as Master Servicer under the Series 2000-5 Supplement, dated as of June 6, 2000, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (the "Series 2000-5 Supplement"), elected pursuant to Section 23 of the Series 2000-5 Supplement to delay the commencement of the Accumulation Period until the first day of the Due Period related to the December 2004 Distribution Date (as each such term is defined in the Series 2000-5 Supplement).

         Series 2002-5. On March 31, 2004, Discover Bank, as Master Servicer under the Series 2002-5 Supplement, dated as of December 11, 2002, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (the "Series 2002-5 Supplement"), elected pursuant to Section 23 of the Series 2002-5 Supplement to delay the commencement of the Accumulation Period until the first day of the Due Period related to the November 2004 Distribution Date (as each such term is defined in the Series 2002-5 Supplement).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  Discover Card Master Trust I
                                     (Registrant)


                                  By:  Discover Bank
                                       (Originator of the Trust)


                                  By:  /s/Michael F. Rickert
                                       ---------------------------------
                                       Michael F. Rickert
                                       Vice President, Chief Accounting Officer
                                       and Treasurer


Date:  March 31, 2004